UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 17, 2024
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(604) 630-1428
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01	Regulation FD Disclosure.
On June 17, 2024, D-Wave Quantum Inc. (“D-Wave”) issued a press release announcing the launch of a new hybrid quantum solver for nonlinear programs, enabling customers to confront real-world problems of growing complexity. The solver supports up to two million variables and constraints and is expected to help D-Wave’s customers tackle their previously intractable workforce, manufacturing, and logistics optimization problems. D-Wave unveiled the solver today at its global Qubits 2024 user conference. A copy of the press release is attached as Exhibit 99.1.
Also on June 17, 2024, D-Wave and Davidson Technologies, Inc. (“Davidson Technologies”), a technology services company that provides innovative engineering, technical and management solutions for the U.S. Department of Defense, aerospace and commercial customers, issued a press release announcing the forthcoming placement of the second U.S.-based D-Wave AdvantageTM quantum computer. Located at Davidson Technologies’ new global headquarters in Huntsville, AL, the system will eventually be housed in a secure facility developed to run sensitive applications using quantum computing technology. A copy of the press release is attached as Exhibit 99.2.
The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated June 17, 2024.
99.2	Press release, dated June 17, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2024	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer